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                                           (SEC File Nos. 002-86082 / 811-03833)

                        MAINSTAY VP SERIES FUND, INC.


                    Dreyfus Large Company Value Portfolio

                       Supplement dated August 8, 2001
                     to the Prospectus dated May 1, 2001


PORTFOLIO MANAGER CHANGES

Dreyfus Large Company Value Portfolio. Effective immediately, the Portfolio Manager of the Dreyfus Large Company Value Portfolio is Ms. Valerie J. Sill. Mr. Timothy M.Ghriskey no longer serves as Portfolio Manager of the Portfolio.

Portfolio Managers:  Biographies

The following biography is added to The Fund and its Management - Portfolio Managers - Biographies:

        VALERIE J. SILL - Ms. Sill became a manager of the Dreyfus
        Large Company Value Portfolio in August 2001. Ms. Sill is a dual employee of The Dreyfus Corporation and The Boston Company Asset Management LLC, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. She joined The Boston Company in 1994, where she is a portfolio manager of balanced and value equity accounts. Ms. Sill is a member of The Boston Company's Equity Policy Group. Prior to joining The Boston Company, Ms. Sill served as a portfolio manager and analyst at Investment Advisors, Inc. in Minneapolis from 1992 to 1994. She also worked as a healthcare and utilities analyst at State Street Research & Management Company in Boston from 1990 to 1992. Ms. Sill graduated from Wellesley College with a bachelor's degree, magna cum laude, in economics and philosophy. She holds an M.B.A. from Harvard Business School and is a holder of the right to use the Chartered Financial Analyst(trademark r) designation.